Exhibit 99.4
October 16, 2007
Citibank, N.A.
Confirmations Unit
333 West 34th, 2nd Floor
New York, NY 10001, USA
Tel: (212) 615-8981
Fax: (212) 615-8985
          RE: Confirmation of Primary Basis Swap Relating to the Series 2007-2 Class C Notes
     Dear Ladies and Gentlemen:
          The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the “Primary Basis Swap”) entered into between Citibank, N.A. (“Party A” or the “Counterparty”) and SWIFT Master Auto Receivables Trust (“Party B” or the “Trust”) as of the Trade Date listed below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Primary ISDA Agreement specified below.
1.	The definitions and provisions contained in the 2006 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated as of October 16, 2007. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the “Primary ISDA Agreement”).

This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

The Counterparty and the Trust acknowledge that this Transaction relates to the Series 2007-2 Floating Rate Asset Backed Notes, Class C (the “Reference Notes”) issued by the Trust for value pursuant to and subject to the Indenture and the Series 2007-2 Indenture Supplement.

Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement, in the Definitions or in the Series 2007-2 Indenture Supplement shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

All references to “dollars” or to “$” shall be references to amounts in United States Dollars.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction: Rate Swap Transaction.

Notional Amount: $39,500,000 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Payment Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by GMAC to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

Trade Date: October 10, 2007.

Effective Date: October 16, 2007.

Termination Date: The earlier of the close of business on (i) the Series 2007-2 Legal Maturity Date (or if such day is not a Business Day, the next succeeding Business Day) of the Reference Notes, and (ii) the Payment Date on which the Notional Amount is reduced to zero.

Initial Distribution Date: November 15, 2007.

Floating Amounts:
Counterparty Floating Amount: With respect to any Payment Date, the amount equal to the product of (a) the Notional Amount for the related Calculation Period, (b) USD One-Month LIBOR plus the Spread for such Calculation Period, and (c) the actual number of days in such Calculation Period, divided by 360.
Trust Floating Amount: With respect to any Payment Date, an amount equal to the product of (a) the Notional Amount for the related Calculation Period, (b) the Prime Rate for such Calculation Period, and (c) the actual number of days in such Calculation Period, divided by 360.
Reset Date: Each Payment Date.
Spread: 2.75%
Compounding: Inapplicable.
Payment Dates: Each Distribution Date.
Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).
Calculation Agent: The Trust, or GMAC LLC, as agent for and on behalf of the Trust.
Default Rate: For any United States Dollar payments, the rate determined under the option entitled “USD Federal Funds H.15” plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.
3.	Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Counterparty Floating Amount and the Trust Floating Amount due on the immediately following Payment Date and the Calculation Agent shall notify the Counterparty and the Trust in writing of the basis of its calculations and such amounts.

In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the “Calculation Statement”) setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.

The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4.	Credit Downgrade:
(A) Moody’s Downgrade: In the event that the Joint Probability is reduced below Aa3, in the case of Moody’s, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed in writing the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall at its own cost within thirty (30) days of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:

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(1) (x) obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a reasonable basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in a Moody’s Joint Probability of at least Aa3, except that such Substitute Swap Provider shall thenceforth be the “Counterparty” hereunder; or (y) replace, with the consent of the then-current Offsetting Counterparty, the swap transaction with the then-current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then-current Offsetting Counterparty (such replacement or intermediary being the “Replacement Offsetting Counterparty”), in either case on terms approved by Moody’s; or
(2) post collateral pursuant to the ISDA Credit Support Annex (“CSA”) hereto, obtain an Eligible Guarantee; or
(3) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.
Notwithstanding the foregoing, in the event that the Joint Probability is reduced below A3, in the case of Moody’s, then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Offsetting Counterparty of such event and (unless, within thirty (30) days after such reduction the applicable Rating Agency has reconfirmed in writing the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall at its own cost within thirty (30) days of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in a Moody’s Joint Probability of at least Aa3, except that such Substitute Swap Provider shall thenceforth be the “Counterparty” hereunder.
(B) Fitch Downgrade: In the event that the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below “F1” or the long-term debt rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below “A” (such downgrade, a “Fitch Downgrade”), then, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such Fitch Downgrade and the Counterparty shall at its own cost within thirty (30) calendar days of such reduction, either:
(1) (x) obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a reasonable basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in a Fitch unsecured, unsubordinated debt rating of at least “A” (long-term) and “F1” (short-term), except that such Substitute Swap Provider shall thenceforth be the “Counterparty” hereunder; or
(2) post collateral pursuant to the CSA; or
(3) provide an Eligible Guarantee; or
(4) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.

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Notwithstanding the forgoing, in the event that the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below “F3” or the long-term debt rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below “BBB-” (such additional downgrade, a “Fitch Additional Downgrade”), then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such Fitch Additional Downgrade and the Counterparty shall within thirty (30) calendar days of such reduction, satisfy the requirements set forth in either sub-paragraph 4(B)(1), (3) or (4) above.
(C) S&P Downgrade.
(1) If an S&P Collateralization Event occurs with respect to each Relevant Entity, the Counterparty shall at its sole expense, post collateral pursuant to the CSA for the benefit of the Trust in the amount and on the terms then applicable under the CSA. At any time following an S&P Collateralization Event, if the Counterparty elects, the Counterparty may assign its rights and obligations under this Transaction to a Substitute Swap Provider in accordance with Part 5(f) of the Schedule; provided that (A) no termination payments or other settlement amounts are payable by the Trust to either the Counterparty or the Substitute Swap Provider at the time of or as a result of such assignment by the Counterparty and (B) any termination payments or other settlement amounts are to be settled directly between the Counterparty and the Substitute Swap Provider. Alternatively, the Counterparty may elect to obtain for the benefit of the Trust an Eligible Guarantee of all of the Counterparty’s obligations under this Transaction; provided that the guarantor is an Eligible Guarantor. Upon the successful consummation of any assignment to a Substitute Swap Provider or the delivery of an Eligible Guarantee as contemplated in this Section 4(C)(1), any obligation of the Counterparty to post and maintain collateral under the CSA shall terminate and the Trust shall return to the Counterparty any then-posted collateral (it being understood that until such time, if any, as the Counterparty completes the assignment of its rights and obligations hereunder to a Substitute Swap Provider or procures an Eligible Guarantee of such obligations, the Counterparty shall remain obligated to post Eligible Collateral to the extent and on the terms required by the CSA).
(2) If an S&P Substitution Event occurs with respect to each Relevant Entity, the Counterparty shall (a) within 10 Local Business Days of the occurrence of such S&P Substitution Event and at its sole expense, post Eligible Collateral for the benefit of the Trust in the amount and on the terms then applicable under the CSA, and (b) use commercially reasonable efforts to, within 60 calendar days of the occurrence of such S&P Substitution Event, either (1) assign its rights and obligations under this Transaction to a Substitute Swap Provider in accordance with Part 5(f) of the Schedule, provided that (A) no termination payments or other settlement amounts are payable by the Trust to either the Counterparty or the Substitute Swap Provider at the time of or as a result of such assignment by the Counterparty and (B) any termination payments or other settlement amounts are to be settled directly between the Counterparty and the Substitute Swap Provider; or (2) procure an Eligible Guarantee of the Counterparty’s obligations hereunder by a guarantor that is an Eligible Guarantor. Upon the successful consummation of any assignment to a Substitute Swap Provider or the delivery of any Eligible Guarantee as contemplated in this Section 4(C)(2), any obligation of the Counterparty to post and maintain collateral under the CSA shall terminate and the Trust shall return to the Counterparty any then-posted collateral.
Upon any assignment of this Transaction to a Substitute Swap Provider, any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.
In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

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5.	Account Details:
Payments to the Counterparty:
[on file]
Payments to the Trust:
[on file]
6.	Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty’s rights under Section 5(a)(i) of the Primary ISDA Agreement, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7.	Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by HSBC Bank USA, National Association, not individually or personally but solely as Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on HSBC Bank USA, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall HSBC Bank USA, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

8.	To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.
* * * *

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          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

SWIFT MASTER AUTO RECEIVABLES TRUST

By:	HSBC BANK USA, NATIONAL ASSOCIATION, not
in its individual capacity but solely as
Owner Trustee

By: Name:	/s/ Elena Zheng Elena Zheng
Title:	Assistant Vice President
Accepted and confirmed as of the date first written above:

CITIBANK, N.A.

By: Name:	/s/ Frank A. Licciardello Frank A. Licciardello
Title:	Assistant Vice President

Acknowledged and agreed as of the date first written above:

GMAC LLC, solely as Calculation Agent

By: Name:	/s/ Carl J. Vannatter Carl J. Vannatter
Title:	Director — Global Securitization

EXHIBIT A
The following terms shall have the following meanings in this Confirmation:
          “Calculation Period”: means, with respect to each party hereunder, each period from, and including one Payment Date of that party to, but excluding, the next following Payment Date of that party during the Term of the Swap Transaction, except that the initial Calculation Period for that party will commence on, and include, the Effective Date.
          “Depositor”: Wholesale Auto Receivables LLC, which has executed the Trust Sale and Servicing Agreement as the Depositor, or its successor in interest pursuant to Section 3.3 of the Trust Sale and Servicing Agreement.
          “Determination Date”: the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.
          “Distribution Date”: the fifteenth (15th) day of each calendar month or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing on the Initial Distribution Date.
          “Indenture”: the Indenture, dated as of June 20, 2007, between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.
          “Indenture Trustee”: The Bank of New York Trust Company, N.A., not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.
          “LIBOR Business Day”: any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.
          “Other Securities”: Series 2007-2 Class A Notes and the Series 2007-2 Class B Notes issued by the Trust.
          “Preceding Semi-Monthly Period”: with respect to a Calculation Period, means the Semi-Monthly Period in the preceding calendar month corresponding to the Semi-Monthly Period in which such Calculation Period occurs (so that, e.g., the Preceding Semi-Monthly Period for the May 31 Calculation Period is the Semi-Monthly Period from April 16 through April 30).
          “Prime Rate”: with respect to a Calculation Period, means the interest rate designated by GMAC LLC to Dealers as the effective “prime rate” during the Preceding Semi-Monthly Period, which rate is based on the “prime rate” or “corporate base rate” announced by certain financial institutions selected by GMAC LLC immediately prior to such Preceding Semi-Monthly Period.
          “Reference Bank Rate”: means for any Calculation Period for any Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period related to such Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Reference Notes then outstanding. If no quotation can be obtained, then USD One-Month LIBOR will be the rate for the prior Calculation Period.

Exh. A-1

          “Reference Note Balance”: as of the Effective Date, $39,500,000 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.
          “Semi-Monthly Period”: means either the period from the first day of a calendar month through the fifteenth day of such calendar month or the period from the sixteenth day of a calendar month through the final day of such calendar month.
          “Series 2007-2 Indenture Supplement”: the Series 2007-2 Indenture Supplement, dated as of the date hereof, between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.
          “Trust Sale and Servicing Agreement”: the Trust Sale and Servicing Agreement, dated as of June 20, 2007, among the Depositor, GMAC LLC, as Servicer, and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.
          “USD One-Month LIBOR”: means for any Calculation Period with respect to each Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Payment Date (or, in the case of the initial Payment Date, two LIBOR Business Days prior to the Effective Date). If the rate does not appear on that date on the Reuters Screen LIBOR01 Page (or any other page as may replace that page on that service, or if that service is no longer offered, any other service commonly used in the interbank market for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Depositor), then LIBOR will be the Reference Bank Rate.

Exh. A-2

EXHIBIT B
          “Contingent Party”: the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.
          “Fallback Swap Transaction”: the swap transaction entered into by the Trust and Offsetting Counterparty relating to the Series 2007-2 Class C Notes.
          “Fitch”: Fitch, Inc. and its successors.
          “Joint Probability”: the Moody’s Joint Probability.
          “Moody’s”: Moody’s Investors Service, Inc. and its successors.
          “Moody’s Joint Probability”: means the joint probability determined by Moody’s of the long term likelihood of payment under this rate swap transaction determined by locating the intersection of the long term unsecured debt ratings of the Primary Party and the Contingent Party on the table below headed “Implied Joint Support Rating for Medium Correlation Case” (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed “Implied Joint Support Rating for Low Correlation Case” or the table headed “Implied Joint Support Rating for High Correlation Case” if so specified by Moody’s within five days after Moody’s has received notice of a potential pairing of a Primary Party with a Contingent Party).
IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE
Rating of the Lower Rated Party

	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
Aaa	Aaa
Aa1	Aaa	Aaa
Aa2	Aaa	Aaa	Aa1
Aa3	Aaa	Aaa	Aa1	Aa2
A1	Aaa	Aaa	Aa1	Aa2	Aa3
A2	Aaa	Aaa	Aa1	Aa2	Aa3	A1
A3	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2
Baa1	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3
Baa2	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1
Baa3	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2
Ba1	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1
Ba2	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2
Ba3	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3
B1	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1
B2	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2
B3	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3
Caa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa

Exh. B-1

IMPLIED JOINT SUPPORT RATING FOR MEDIUM CORRELATION CASE
Rating of the Higher Rated Party
Rating of the Lower Rated Party

	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
Aaa	Aaa
Aa1	Aaa	Aaa
Aa2	Aaa	Aaa	Aa1
Aa3	Aaa	Aaa	Aa1	Aa1
A1	Aaa	Aaa	Aa1	Aa1	Aa1
A2	Aaa	Aaa	Aa1	Aa1	Aa2	Aa2
A3	Aaa	Aaa	Aa1	Aa1	Aa2	Aa2	Aa3
Baa1	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2
Baa2	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3
Baa3	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa2
Ba1	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3
Ba2	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Ba1	Ba1
Ba3	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa3	Ba1	Ba1	Ba2
B1	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1
B2	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2
B3	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3
Caa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
IMPLIED JOINT SUPPORT RATING FOR LOW CORRELATION CASE
Rating of the Higher Rated Party
Rating of the Lower Rated Party

	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
Aaa	Aaa
Aa1	Aaa	Aaa
Aa2	Aaa	Aaa	Aaa
Aa3	Aaa	Aaa	Aaa	Aaa
A1	Aaa	Aaa	Aaa	Aaa	Aaa
A2	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1
A3	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1	Aa2
Baa1	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1	Aa3	Aa3
Baa2	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1	Aa3	A1	A1
Baa3	Aaa	Aaa	Aaa	Aaa	Aa1	Aa1	Aa3	A1	A1	Baa1
Ba1	Aaa	Aaa	Aaa	Aa1	Aa1	Aa2	A1	A1	A2	Baa1	Baa3
Ba2	Aaa	Aaa	Aa1	Aa1	Aa1	Aa2	A1	A1	A2	Baa2	Baa3	Ba1
Ba3	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa2	Baa3	Ba1	Ba2
B1	Aaa	Aa1	Aa1	Aa2	Aa3	Aa3	A1	A3	Baa1	Baa2	Ba1	Ba1	Ba2	Ba3
B2	Aaa	Aa1	Aa2	Aa2	Aa3	A1	A2	A3	Baa1	Baa3	Ba1	Ba1	Ba3	Ba3	B1
B3	Aaa	Aa1	Aa2	Aa3	A1	A1	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B1	B3
Caa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa

Exh. B-2

Notwithstanding the foregoing, in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section 2.02 of the Triparty Agreement, then the term “Moody’s Joint Probability” shall refer to the Offsetting Counterparty’s long term senior unsecured credit rating assigned by Moody’s (and, for avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).
          “Offsetting Counterparty”: means GMAC LLC or any successor thereto (“GMAC”) under the Fallback Swap Transaction entered into between the Trust and GMAC.
          “Primary Party”: the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.
          “Rating Agency”: each of Fitch, S&P and Moody’s.
          “S&P”: Standard & Poor’s Ratings Services and its successors.
          “Triparty Agreement”: the Triparty Contingent Assignment Agreement dated as of the Effective Date among the Trust, the Offsetting Counterparty and the Counterparty.

Exh. B-3